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                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

Date of Report:  November 28, 1995                Commission File No.: 0-9032


                   SONESTA INTERNATIONAL HOTELS CORPORATION
             ______________________________________________________
             (Exact Name of Registrant as Specified in its Charter)

                                   New York
                        _____________________________
                        (State or Other Jurisdiction)

                                  13-5648107
                     ___________________________________
                   (I.R.S. Employer Identification Number)

              200 Clarendon Street, Boston, Massachusetts  02116
              ___________________________________________________
                   (Address of Principal Executive Offices)

     Registrant's Telephone Number, Including Area Code:  (617) 421-5400

                                Not Applicable
          ___________________________________________________________
         (Former Name or Former Address, if Changed Since Last Report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS


     On November 28, 1995, the Registrant, through its wholly-owned subsidiary (the "Purchaser"), purchased from Casablanca Resorts Development of Anguilla Limited ("Seller") its rights, title and interests in and to the leasehold, improvements and personal property constituting the 100-room property known as Casablanca Resort, in Anguilla, B. W. I. (the "Resort"). The Resort is situated on 49 acres of land leased from the Government of Anguilla; there are approximately 95 years remaining in the lease term.

     The Resort had been operated as "Casablanca Resort" under a contract between the Seller and a third party hotel operator. In early September 1995, the Resort was damaged during Hurricane Luis and has been closed since that time. The Purchaser intends to reopen the Resort in January 1996 and, thereafter, operate it itself as "Sonesta Beach Resort Anguilla".

     The purchase price for the Seller's interest in the Resort was approximately $10,000,000, including the Registrant's share of transfer tax and stamp duty ($400,000) and after deducting the estimated amount of certain credits (estimated to be $450,000) the Registrant will be entitled to as of March 1, 1996 under the Purchase and Sale Agreement with the Seller. The purchase price was financed, in part, by the Purchaser's assumption of an existing $4,990,000 mortgage loan on the Resort property held by Scotiabank Anguilla Limited ("Scotiabank"). That mortgage loan provides for monthly interest at 2.25% over LIBOR, and eight semi-annual payments of principal beginning in March 1996. The loan matures on March 1, 2000. The purchase was also financed by $1,500,000 of Seller financing, of which $500,000 is due March 1, 1996, without interest, and $1,000,000 is due in November, 1998. Simple interest of 8% is due annually on the $1,000,000 of Seller financing. The balance of the purchase price-approximately $3,500,000-was funded from the Registrant's cash resources.

     In addition to the Purchaser's assumption of the existing $4,990,000 Scotiabank mortgage loan, the Purchaser has arranged a $500,000 line of credit with Scotiabank. The Registrant is initially guaranteeing $1,000,000 of the Purchaser's outstanding indebtedness to Scotiabank; the guarantee reduces to $500,000 when the Resort's cash flow reaches certain levels with respect to debt service requirements.

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ITEM 7.  FINANCIAL STATEMENTS OF THE ACQUIRED BUSINESS AND EXHIBITS


(a)  Financial Statements of the Acquired Business:

Historical financial statements or records are not available to the Registrant to submit with this Form 8-K report.

The hotel property purchased by the Registrant was operated by a third party operator under a contract with the Seller until September 1995 when it was terminated by the Seller due to the operator's breach. The hotel has been closed since Hurricane Luis on September 5, 1995. Because of certain disputes between the Seller and the former operator, and because certain records were either lost in the Hurricane, were removed by the former operator, or never existed, no financial statements or records have been made available to the Registrant.

(b)  Exhibits: See Index to Exhibits on Page 4



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                             EXHIBITS TO FORM 8-K


NUMBER   DESCRIPTION

10.1 "Purchase and Sale Agreement", dated November 10, 1995, between Casablanca Resorts Development of Anguilla Limited ("Seller") and Sonesta Hotels of Anguilla Ltd. ("Purchaser"). (Filed without Exhibits.)

10.2     Agreement" dated November 28, 1995, between Seller and
         Purchaser.

10.3 "Third Schedule, Registered Land Ordinance, 1974, Transfer of Lease", between Seller and Purchaser.

10.4     "Lease", dated September 21, 1991, between "the Crown" and
         Seller.

10.5 Letter, dated November 27, 1995, from Office of the Chief Minister and Minister of Home Affairs RE: "Application for Issue of License under the Aliens Land Holding Regulations Ordinance 1976 - Sonesta Hotels of Anguilla Ltd."

10.6 "Debenture", dated November 28, 1995, between Purchaser and Scotiabank Anguilla Limited.



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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 SONESTA INTERNATIONAL HOTELS CORPORATION


                                 By: ________________________________________
                                     Peter J. Sonnabend
                                     Vice President and Secretary


December 13, 1995



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